VIA EDGAR

__________________________________________

Securities and Exchange Commission

100 F. Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA X

File No. 811-21776, CIK: 0001114807

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA X, a unit investment trust registered under the Act, recently mailed to its contract owners the semi annual report for the following underlying management investment companies: AEGON/Transamerica Series Trust, Fidelity Variable Insurance Products Fund, Nationwide Variable Insurance Trust, Vanguard Variable Insurance Fund and Wanger Advisors Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30d-1 under the Act the following annual reports were filed with the Commission via EDGAR:

•	On August 31, 2007, AEGON/Transamerica Series Trust filed its semi annual report with the Commission via Edgar (CIK: 0000778207);

•	On August 27, 2007, Fidelity Variable Insurance Products Fund filed its semi annual with the Commission via Edgar (CIK: 0000356494, 0000831016, 0000927384).

•	On September 6, 2007, Nationwide Variable Annuity Trust filed its semi annual report with the Commission via Edgar (CIK: 0000353905).

•	On August 29, 2007,Vanguard Variable Insurance Fund filed its semi annual report with the Commission via Edgar (CIK: 0000857490).

•	On August 24, 2007, Wanger Advisors Trust filed its semi annual report with the Commission via Edgar (CIK: 0000929521).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Transamerica Life Insurance Company